UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2022

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director Jihye Whang Rosenband

On September 8, 2022, the Board of Directors (the “Board”) of MACOM Technology Solutions Holdings, Inc. (“MACOM”) appointed Jihye Whang Rosenband to the Board as a Class III director to hold office until the 2024 annual meeting of stockholders. The Board also appointed Ms. Rosenband to its Audit Committee and Nominating and Governance Committee. The Board determined that Ms. Rosenband is an independent director in accordance with applicable Nasdaq listing rules and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). The Board also determined that Ms. Rosenband is a “financial expert” as defined under the applicable rules and regulations of the SEC.

Ms. Rosenband has over 20 years of semiconductor and technology industry experience in various advisory, management and engineering roles. Since June 2017, Ms. Rosenband has provided strategic advice and business development services to various semiconductor and information technology companies as an independent advisor, including GaAs Labs, LLC, Integra Technologies, Inc. and Lumileds Holding B.V. Previously, Ms. Rosenband served in various corporate strategy, business development and engineering roles at HPE Aruba Networks from October 2018 to January 2020, RPX Corporation from April 2014 to September 2016 and MACOM from March 2010 to May 2013. Ms. Rosenband holds a B.S. and M. Eng. in Electrical Science and Engineering from Massachusetts Institute of Technology and an MBA from Stanford University.

Ms. Rosenband will be compensated for her service as a director in accordance with MACOM’s non-employee director compensation program as generally described in MACOM’s proxy statement for its 2022 annual meeting of stockholders, as filed with the SEC on January 14, 2022. Ms. Rosenband has entered into MACOM’s standard indemnification agreement.

Retirement of Director Gil VanLunsen

On September 8, 2022, Gil VanLunsen notified MACOM of his decision to retire from the Board, effective January 31, 2023. Mr. VanLunsen’s decision to retire is not due to any disagreement with MACOM on any matter relating to its operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: September 12, 2022	By:	/s/ Ambra R. Roth
Ambra R. Roth
Senior Vice President, General Counsel, Human Resources and Secretary